UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-42

DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	01/31

Date of reporting period:	07/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  JULY 31, 2008

Semiannual Report to Shareholders

DWS Core Plus Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. In the current market environment, mortgage backed securities are experiencing increased volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 1.02%, 1.88%, 1.81% and 0.63% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended July 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of DWS Core Plus Income Fund during such periods and have been adjusted to reflect higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/08
DWS Core Plus Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-4.57%	-.90%	1.58%	3.10%	3.93%
Class B	-4.94%	-1.67%	.76%	2.27%	3.12%
Class C	-4.94%	-1.67%	.77%	2.28%	3.18%
Lehman Brothers US Aggregate Index+	-.63%	6.15%	4.37%	4.55%	5.65%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 7/31/08
DWS Core Plus Income Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-4.41%	-.55%	1.92%	3.44%	3.98%
Lehman Brothers US Aggregate Index+	-.63%	6.15%	4.37%	4.55%	5.36%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on June 25, 2001. Index returns began on June 30, 2001.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 7/31/08	$ 11.74	$ 11.75	$ 11.74	$ 11.71
1/31/08	$ 12.61	$ 12.62	$ 12.61	$ 12.58
Distribution Information: Six Months as of 7/31/08: Income Dividends	$ .30	$ .25	$ .25	$ .32
July Income Dividend	$ .0510	$ .0433	$ .0433	$ .0547
SEC 30-day Yield++ as of 7/31/08	4.26%	3.69%	3.70%	4.84%
Current Annualized Distribution Rate++ as of 7/31/08	5.21%	4.42%	4.43%	5.61%
++ The SEC yield is net investment income per share earned over the month ended July 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.25%, 3.52% and 3.65% for Class A, Class B and Class C shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.20%, 4.25% and 4.38% for Class A, Class B and Class C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — Corporate Debt Funds A-Rated Category as of 7/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	136	of	171	80
3-Year	125	of	160	78
5-Year	92	of	136	67

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Plus Income Fund — Class A [] Lehman Brothers US Aggregate Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/08
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,464	$10,009	$11,127	$14,045
	Average annual total return	-5.36%	.03%	2.16%	3.46%
Class B	Growth of $10,000	$9,549	$10,047	$11,092	$13,596
	Average annual total return	-4.51%	.16%	2.09%	3.12%
Class C	Growth of $10,000	$9,833	$10,232	$11,194	$13,675
	Average annual total return	-1.67%	.77%	2.28%	3.18%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,615	$11,371	$12,492	$17,331
	Average annual total return	6.15%	4.37%	4.55%	5.65%

The growth of $10,000 is cumulative.

+ The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Core Plus Income Fund — Institutional Class [] Lehman Brothers US Aggregate Index+

Yearly periods ended July 31
Comparative Results as of 7/31/08
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$994,500	$1,058,600	$1,184,300	$1,319,300
	Average annual total return	-.55%	1.92%	3.44%	3.98%
Lehman Brothers US Aggregate Index+	Growth of $1,000,000	$1,061,500	$1,137,100	$1,249,200	$1,447,700
	Average annual total return	6.15%	4.37%	4.55%	5.36%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 25, 2001. Index returns began on June 30, 2001.
+ The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.79% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended July 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 7/31/08
DWS Core Plus Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-4.53%	-.73%	1.81%	3.32%	4.17%
Lehman Brothers US Aggregate Index+	-.63%	6.15%	4.37%	4.55%	5.65%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/08	$ 11.73
1/31/08	$ 12.61
Distribution Information: Six Months as of 7/31/08: Income Dividends	$ .32
July Income Dividend	$ .0535
SEC 30-day Yield++ as of 7/31/08	4.72%
Current Annualized Distribution Rate++ as of 7/31/08	5.47%
++ The SEC yield is net investment income per share earned over the month ended July 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.69% for Class S shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. In addition, the current annualized distribution rate would have been 5.44% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Corporate Debt Funds A-Rated Category as of 7/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	130	of	171	76
3-Year	115	of	160	72
5-Year	76	of	136	56
10-Year	47	of	64	71

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Core Plus Income Fund — Class S [] Lehman Brothers US Aggregate Index+

Yearly periods ended July 31
Comparative Results as of 7/31/08
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,927	$10,554	$11,772	$15,045
	Average annual total return	-.73%	1.81%	3.32%	4.17%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,615	$11,371	$12,492	$17,331
	Average annual total return	6.15%	4.37%	4.55%	5.65%

The growth of $10,000 is cumulative.

+ The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2008 to July 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/08	$ 954.30	$ 950.60	$ 950.60	$ 954.70	$ 955.90
Expenses Paid per $1,000*	$ 4.91	$ 8.54	$ 8.54	$ 3.69	$ 3.06
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/08	$ 1,019.84	$ 1,016.11	$ 1,016.11	$ 1,021.08	$ 1,021.73
Expenses Paid per $1,000*	$ 5.07	$ 8.82	$ 8.82	$ 3.82	$ 3.17
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Core Plus Income Fund	1.01%	1.76%	1.76%	.76%	.63%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, the portfolio management team discusses market conditions and DWS Core Plus Income Fund's investment strategy during the six-month period ended July 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS Core Plus Income Fund perform for the six-month period ended July 31, 2008?

A: For the semiannual period ended July 31, 2008, the total return of the fund's Class A shares was -4.57%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and for more complete performance information.) The Lehman Brothers US Aggregate Index delivered a -0.63% return.1 The average return of the Lipper Corporate Debt Funds A-Rated category was -2.69% for the six-month period.2

1 The Lehman Brothers US Aggregate Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Corporate Debt Funds A-Rated category is comprised of funds that invest primarily in corporate debt issues rated "A" or better or government issues. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How did the bond market perform during the six-month period ended July 31, 2008?

A: So far, 2008 has had three distinct periods. Much of the first quarter of the year was a continuation of the flight to quality which characterized the second half of 2007. Forced deleveraging among a range of leveraged investors, combined with an unprecedented diminution of bond market liquidity, drove excess returns negative as compared with comparable Treasuries. However, late in the quarter, the US Federal Reserve Board's (the Fed's) managed bailout of Bear Stearns, combined with an opening of the Fed discount window to non-bank bond dealers, changed the tone dramatically. This resulted in a rebound in the so-called "spread sectors" of the fixed-income markets through much of the second quarter, during which all such sectors outperformed comparable duration Treasuries.3 However, concerns about the viability of the mortgage-related government agencies, the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) and the Federal National Mortgage Association (FNMA or Fannie Mae), combined with deteriorating real estate fundamentals and a weakening broader economic environment, again pressured non-Treasury sectors through the latter part of June and during the month of July. These factors, in conjunction with growing concerns about inflationary pressures, put the Fed in a squeeze in which its unchanged monetary policy left almost everyone unsatisfied.

The result of all these moving parts, from a return perspective, was also relatively unsatisfying for investors. As previously mentioned, the Lehman Brothers US Aggregate Index had a negative absolute return for the period (-0.63%) and underperformed comparable Treasuries by 0.95%. All spread sectors underperformed during this period, as compared with Treasuries.

Q: What factors helped and hurt performance and how is the fund positioned?

A: The fund significantly underperformed the index as its emphasis on high-quality non-Treasury issues, an approach which has long been the basis for consistent outperformance, was quite challenged during the period. Spreads versus Treasuries widened significantly for all non-Treasury sectors. The portfolio's large off-benchmark investment in prime-quality non-agency residential mortgage issues (particularly hybrid ARM issues) fell victim to a reemergence of severe illiquidity and was, by far, the most significantly underperforming portion of the portfolio.4 Similarly, the portfolio's large overweight in highly rated commercial mortgage-backed issues also was a drag, albeit a much smaller one, on returns.5 Investment-grade corporate issues also underperformed both on an absolute basis and as compared with comparable Treasuries. Much of the underperformance among corporate issues was concentrated in financial issues, a portion of the market challenged by earnings shortfalls and inadequate capital in the face of massive asset write-downs and liquidations.

3 Spread sectors are non-Treasury bond sectors of the fixed-income market.
4 A hybrid ARM (adjustable rate mortgage) features an interest rate that is fixed for an initial period of time, then floats thereafter. The "hybrid" refers to the ARM's blend of fixed-rate and adjustable-rate characteristics.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Traditionally high-volatility sectors (so-called "plus" sectors) generally detracted from returns, as well. Higher-yielding corporate issues fell victim to spread widening as the period evolved, as did emerging-market issues. International bonds and currencies were a bright spot, marginally outperforming comparable Treasuries.

We believe the fund has an unprecedented yield advantage as compared with its benchmark. While this advantage has been paid for in the form of negative excess returns in recent quarters, the management team believes that this advantage, and perhaps more, is likely to be captured in the form of positive returns, once stability returns to the fixed-income markets. A resolution of the uncertainty surrounding the government-sponsored enterprises (GSEs) and a perceived bottoming of real estate prices could potentially be catalysts for such stability. While the timing of a return of market functionality remains uncertain, the team will endeavor to keep the portfolio populated with securities whose quality and structure we believe can withstand even a potential economic downturn. We believe that such an approach will eventually produce a performance rebound as compared with that of the recent period of severe price volatility.

Q: What are your general thoughts on the state of the bond market?

A: We view recent market activity as a recalibration of risk appetites among market participants, as opposed to a fundamentally driven event. However, the market, and perhaps the Fed itself, may see it as an inflexion point in monetary policy that brings about a reemphasis on economic growth prospects, as opposed to the inflationary concerns which the Fed has been emphasizing in recent months. The time required to sort out the subprime housing issue may be somewhat protracted. But dislocations created in other parts of the market may well take less time to realign to more reasonable levels of valuation. So, the plan here, as always, is to seek out and exploit compelling relative value opportunities.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	7/31/08	1/31/08

Commercial and Non-Agency Mortgage Backed Securities	35%	32%
Corporate Bonds	22%	24%
Mortgage Backed Securities Pass-Throughs	14%	10%
Government & Agency Obligations	13%	14%
Collateralized Mortgage Obligations	6%	11%
Municipal Bonds and Notes	3%	2%
Preferred Securities	3%	2%
Cash Equivalents	2%	3%
Asset Backed	2%	2%
	100%	100%
Quality (Excludes Securities Lending Collateral)	7/31/08	1/31/08

US Government and Agencies	33%	35%
AAA*	37%	35%
AA	5%	2%
A	6%	9%
BBB	14%	12%
BB	3%	4%
B	1%	3%
Not Rated	1%	—
	100%	100%
* Category includes cash equivalents.

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity (Excludes Cash Equivalents)	7/31/08	1/31/08

Less than 1 year	2%	4%
1-4.99 years	48%	51%
5-9.99 years	41%	33%
Greater than 10 years	9%	12%
	100%	100%

Weighted average effective maturity: 7.4 years and 6.6 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2008 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 21.2%
Consumer Discretionary 1.4%
AutoNation, Inc.:
4.791%*, 4/15/2013	196,000	161,700
7.0%, 4/15/2014	181,000	155,886
Avis Budget Car Rental LLC, 7.625%, 5/15/2014	114,000	80,940
Caesars Entertainment, Inc., 8.125%, 5/15/2011	359,000	269,250
Comcast Cable Holdings LLC:
9.875%, 6/15/2022	475,000	570,200
10.125%, 4/15/2022	675,000	823,592
Comcast Corp., 6.4%, 5/15/2038	760,000	691,225
Dex Media, Inc., 8.0%, 11/15/2013	195,000	118,950
Expedia, Inc., 144A, 8.5%, 7/1/2016	400,000	380,000
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	223,000	212,965
INVISTA, 144A, 9.25%, 5/1/2012	548,000	553,480
TCI Communications, Inc., 8.75%, 8/1/2015	402,000	440,815
Time Warner Cable, Inc., 6.2%, 7/1/2013	1,425,000	1,455,452
Valassis Communications, Inc., 8.25%, 3/1/2015	87,000	73,080
Viacom, Inc.:
5.75%, 4/30/2011	1,598,000	1,583,019
6.75%, 10/5/2037	570,000	513,042
Wynn Las Vegas LLC, 6.625%, 12/1/2014	164,000	148,420
		8,232,016
Consumer Staples 1.5%
Constellation Brands, Inc.:
7.25%, 9/1/2016	185,000	178,525
8.375%, 12/15/2014	195,000	199,387
CVS Caremark Corp.:
6.25%, 6/1/2027	1,027,000	990,603
6.302%, 6/1/2037	3,289,000	2,820,317
Delhaize America, Inc., 9.0%, 4/15/2031	1,090,000	1,252,322
Miller Brewing Co., 144A, 5.5%, 8/15/2013	1,985,000	1,988,202
SABMiller PLC, 144A, 5.7%, 1/15/2014	1,295,000	1,283,783
		8,713,139
Energy 1.5%
Allis-Chalmers Energy, Inc., 8.5%, 3/1/2017	198,000	179,685
Chesapeake Energy Corp., 7.5%, 9/15/2013	233,000	235,330
Copano Energy LLC, 144A, 7.75%, 6/1/2018	140,000	132,650
Dynegy Holdings, Inc., 7.5%, 6/1/2015	221,000	209,398
Enbridge Energy Partners LP, 8.05%, 10/1/2037	177,000	160,687
Enterprise Products Operating LP, 8.375%, 8/1/2066	254,000	248,162
Linn Energy LLC, 144A, 9.875%, 7/1/2018	393,000	386,123
Massey Energy Co., 6.875%, 12/15/2013	95,000	92,981
Peabody Energy Corp., Series B, 6.875%, 3/15/2013	74,000	74,740
Petroleos de Venezuela SA, 5.25%, 4/12/2017	900,000	599,850
Plains Exploration & Production Co., 7.625%, 6/1/2018	266,000	258,020
Quicksilver Resources, Inc., 8.25%, 8/1/2015	463,000	450,267
Rockies Express Pipeline LLC, 144A, 6.85%, 7/15/2018	1,830,000	1,861,364
SandRidge Energy, Inc.:
144A, 6.416%*, 4/1/2014	47,000	46,132
144A, 8.0%, 6/1/2018	148,000	146,520
144A, 8.625%, 4/1/2015 (PIK)	93,000	93,930
SESI LLC, 6.875%, 6/1/2014	103,000	95,790
Southern Union Co., 7.2%, 11/1/2066	552,000	448,411
TransCanada PipeLines Ltd., 6.35%, 5/15/2067	2,107,000	1,780,527
XTO Energy, Inc., 6.375%, 6/15/2038	1,390,000	1,288,163
		8,788,730
Financials 8.1%
AES El Salvador Trust, 144A, 6.75%, 2/1/2016	1,700,000	1,512,510
American General Finance Corp., Series J, 5.625%, 8/17/2011	5,335,000	4,955,988
American International Group, Inc., 144A, 8.175%, 5/15/2058	935,000	837,684
Arch Western Finance LLC, 6.75%, 7/1/2013	206,000	205,485
Bank of America NA, 5.3%, 3/15/2017	1,395,000	1,275,309
Banque Centrale de Tunisie, 8.25%, 9/19/2027	200,000	228,440
Corp. Andina de Fomento:
5.75%, 1/12/2017	841,000	801,485
6.875%, 3/15/2012	355,000	372,264
Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	995,000	928,889
144A, 7.0%, 10/15/2037	2,150,000	1,635,834
144A, 8.0%, 1/15/2011	2,896,000	2,935,452
ESI Tractebel Acquisition Corp., Series B, 7.99%, 12/30/2011	329,000	334,757
FBL Financial Group, Inc., 5.875%, 3/15/2017	1,145,000	998,040
FPL Group Capital, Inc., 6.65%, 6/15/2067	920,000	795,764
General Electric Capital Corp.:
4.8%, 5/1/2013	1,210,000	1,191,779
5.625%, 5/1/2018	3,505,000	3,408,679
Glen Meadow Pass-Through Trust, 144A, 6.505%, 2/12/2067	905,000	782,153
HBOS PLC, 144A, 6.75%, 5/21/2018	515,000	464,305
KazMunaiGaz Finance Sub BV, Series REG S, 9.125%, 7/2/2018	250,000	254,375
KeyCorp., Series H, 6.5%, 5/14/2013	552,000	460,242
Merrill Lynch & Co., Inc., 7.75%, 5/14/2038	1,070,000	970,768
Metropolitan Life Global Funding I, 144A, 5.125%, 4/10/2013	1,590,000	1,567,785
Morgan Stanley, Series F, 6.0%, 4/28/2015	1,840,000	1,727,918
National Australia Bank Ltd., 144A, 5.35%, 6/12/2013	1,290,000	1,288,652
NYSE Euronext, 4.8%, 6/28/2013	1,360,000	1,345,171
PartnerRe Finance II, 6.44%, 12/1/2066	1,838,000	1,423,307
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	1,848,000	1,648,455
Petroplus Finance Ltd., 144A, 7.0%, 5/1/2017	415,000	358,975
Red Arrow International Leasing, "A", 8.375%, 6/30/2012 RUB	10,136,924	428,759
Rio Tinto Finance (USA) Ltd.:
5.875%, 7/15/2013	1,535,000	1,552,754
6.5%, 7/15/2018	740,000	742,056
7.125%, 7/15/2028	565,000	573,350
Standard Chartered PLC, 144A, 7.014%, 12/30/2049	1,700,000	1,428,289
The Goldman Sachs Group, Inc., 5.95%, 1/15/2027	3,270,000	2,708,296
TNK-BP Finance SA:
144A, 7.5%, 3/13/2013	815,000	788,512
144A, 7.875%, 3/13/2018	315,000	291,375
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	479,000	451,296
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	770,000	742,920
Wells Fargo & Co., 5.25%, 10/23/2012	630,000	623,700
Woori Bank, 144A, 6.208%, 5/2/2037	325,000	258,038
Xstrata Finance Canada Ltd., 144A, 6.9%, 11/15/2037	1,675,000	1,515,113
		46,814,923
Health Care 0.4%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	202,000	181,800
Boston Scientific Corp., 5.45%, 6/15/2014	237,000	220,410
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/2038	1,265,000	1,258,984
Schering-Plough Corp., 6.55%, 9/15/2037	845,000	802,336
		2,463,530
Industrials 0.8%
Allied Waste North America, Inc., 7.875%, 4/15/2013	560,000	569,800
Iron Mountain, Inc., 8.625%, 4/1/2013	296,000	297,110
Kansas City Southern de Mexico SA de CV, 9.375%, 5/1/2012	1,060,000	1,094,450
Northwest Pipelines GP, 144A, 6.05%, 6/15/2018	1,355,000	1,327,239
Toll Corp., 8.25%, 12/1/2011	176,000	166,760
United Technologies Corp., 6.125%, 7/15/2038	1,080,000	1,060,108
		4,515,467
Information Technology 0.6%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	1,548,000	1,303,765
Tyco Electronics Group SA, 6.0%, 10/1/2012	2,185,000	2,198,892
		3,502,657
Materials 1.4%
Airgas, Inc., 144A, 7.125%, 10/1/2018	203,000	204,015
ArcelorMittal, 144A, 5.375%, 6/1/2013	880,000	863,553
ArcelorMittal USA, 6.5%, 4/15/2014	870,000	875,542
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	2,682,000	2,605,128
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	662,000	693,445
Huntsman International LLC, 7.375%, 1/1/2015	289,000	267,325
Momentive Performance Materials, Inc., 9.75%, 12/1/2014	145,000	128,325
Nucor Corp., 6.4%, 12/1/2037	1,075,000	1,045,792
Pliant Corp., 11.85%, 6/15/2009 (PIK)	5	5
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	265,000	238,990
Steel Dynamics, Inc.:
7.375%, 11/1/2012	250,000	247,500
144A, 7.75%, 4/15/2016	472,000	464,920
The Mosaic Co., 144A, 7.375%, 12/1/2014	489,000	503,670
		8,138,210
Telecommunication Services 0.9%
Cincinnati Bell, Inc., 7.25%, 7/15/2013	173,000	166,945
Frontier Communications Corp., 9.0%, 8/15/2031	506,000	447,810
Qwest Corp., 7.625%, 6/15/2015	1,480,000	1,350,500
Telecom Italia Capital:
6.2%, 7/18/2011	320,000	327,854
7.721%, 6/4/2038	965,000	949,922
Verizon Communications, Inc.:
5.25%, 4/15/2013	1,100,000	1,101,134
6.9%, 4/15/2038	515,000	510,687
Windstream Corp., 8.125%, 8/1/2013	97,000	97,970
		4,952,822
Utilities 4.6%
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	1,187,000	1,246,350
Appalachian Power Co., 7.0%, 4/1/2038	500,000	490,389
Arizona Public Service Co., 6.875%, 8/1/2036	1,320,000	1,181,011
Baltimore Gas & Electric Co., 6.35%, 10/1/2036	440,000	394,801
CMS Energy Corp., 8.5%, 4/15/2011	135,000	142,498
Commonwealth Edison Co.:
Series 98, 6.15%, 3/15/2012	1,665,000	1,706,838
6.95%, 7/15/2018	1,030,000	1,008,112
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	1,075,000	971,014
7.5%, 6/30/2066	3,055,000	2,746,702
Edison Mission Energy, 7.5%, 6/15/2013	200,000	201,000
Energy East Corp.:
6.75%, 6/15/2012	2,505,000	2,610,343
6.75%, 9/15/2033	300,000	282,542
6.75%, 7/15/2036	1,155,000	1,091,952
Energy Future Competitive Holdings Corp., 7.48%, 1/1/2017	1,138,946	1,033,286
Ferrellgas Partners LP, 144A, 6.75%, 5/1/2014	123,000	104,550
Integrys Energy Group, Inc., 6.11%, 12/1/2066	1,810,000	1,463,856
Intergen NV, 144A, 9.0%, 6/30/2017	445,000	453,900
Majapahit Holding BV, Series REG S, 7.75%, 10/17/2016	300,000	275,779
Mirant North America LLC, 7.375%, 12/31/2013	133,000	133,000
NRG Energy, Inc., 7.375%, 1/15/2017	910,000	878,150
Orion Power Holdings, Inc., 12.0%, 5/1/2010	283,000	304,932
PNM Resources, Inc., 9.25%, 5/15/2015	207,000	210,622
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	2,615,000	2,225,979
PSE&G Energy Holdings LLC, 8.5%, 6/15/2011	447,000	467,303
Regency Energy Partners LP, 8.375%, 12/15/2013	497,000	506,940
Reliant Energy, Inc., 6.75%, 12/15/2014	513,000	523,260
Sierra Pacific Power Co., Series P, 6.75%, 7/1/2037	1,190,000	1,159,536
Wisconsin Energy Corp., Series A, 6.25%, 5/15/2067	3,050,000	2,559,130
		26,373,775
Total Corporate Bonds (Cost $131,264,970)		122,495,269

Asset Backed 1.5%
Home Equity Loans
Bayview Financial Acquisition Trust, "1A1", Series 2006-C, 6.035%, 11/28/2036	2,637,674	2,588,218
Countrywide Asset-Backed Certificates:
"2A3", Series 2005-12, 5.069%, 2/25/2036	2,370,302	2,306,614
"A6", Series 2006-S6, 5.657%, 3/25/2034	3,120,000	1,409,385
Renaissance Home Equity Loan Trust, "AF3", Series 2005-2, 4.499%, 8/25/2035	802,797	796,860
Residential Asset Mortgage Products, Inc., "AI5", Series 2002-RS3, 5.572%, 6/25/2032	1,850,029	1,579,342
Total Asset Backed (Cost $10,764,224)		8,680,419

Commercial and Non-Agency Mortgage-Backed Securities 34.6%
Adjustable Rate Mortgage Trust, "1A4", Series 2006-2, 5.752%*, 5/25/2036	3,190,000	2,462,290
Banc of America Commercial Mortgage, Inc.:
"A2", Series 2007-3, 5.658%*, 6/10/2049	1,830,000	1,795,732
"A4", Series 2007-3, 5.658%*, 6/10/2049	1,770,000	1,635,148
"H", Series 2007-3, 144A, 5.658%*, 6/10/2049	1,875,000	781,298
"AM", Series 2007-4, 5.812%*, 2/10/2051	3,105,000	2,755,459
"ASB", Series 2008-1, 6.173%, 2/10/2051	1,500,000	1,457,510
Banc of America Funding Corp., "1A4", Series 2007-C, 5.758%*, 5/20/2036	2,995,000	2,122,453
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%*, 2/25/2036	4,882,215	4,420,073
"2A1", Series 2006-4, 5.791%*, 10/25/2036	2,298,862	1,909,461
"22A1", Series 2007-4, 6.001%*, 6/25/2047	4,600,011	3,889,651
Bear Stearns Commercial Mortgage Securities:
"A2", Series 2007-PW16, 5.66%*, 6/11/2040	5,150,000	5,049,062
"AAB", Series 2007-PW16, 5.712%*, 6/11/2040	3,725,000	3,557,455
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.283%*, 12/25/2035	4,650,586	4,219,043
Citicorp Mortgage Securities, Inc., "1A1", Series 2004-8, 5.5%, 10/25/2034	1,988,972	1,923,165
Citigroup Mortgage Loan Trust, Inc.:
"2A1", Series 2006-AR1, 4.7%*, 3/25/2036	3,986,419	3,619,971
"1A1", Series 2006-AR1, 4.9%*, 10/25/2035	1,296,424	1,194,613
"1A2", Series 2006-AR2, 5.523%*, 3/25/2036	2,285,073	2,036,437
"2A1A", Series 2007-AR8, 5.913%*, 7/25/2037	3,884,375	3,448,037
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	2,619,226	2,531,647
Countrywide Alternative Loan Trust:
"1A5", Series 2003-J1, 5.25%, 10/25/2033	1,392,917	1,356,402
"1A15", Series 2005-J10, 5.5%, 10/25/2035	2,766,826	2,654,362
"1A1", Series 2004-J1, 6.0%, 2/25/2034	220,065	188,018
"7A1", Series 2004-J2, 6.0%, 12/25/2033	723,995	618,563
Credit Suisse Mortgage Capital Certificates, Inc., "3A1", Series 2006-9, 6.0%, 11/25/2036	4,509,943	4,078,680
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035	634,465	588,028
First Horizon Mortgage Pass-Through Trust, "1A1", Series 2007-AR1, 5.839%*, 5/25/2037	2,950,041	2,639,614
GE Capital Commercial Mortgage Corp.:
"A2", Series 2007-C1, 5.417%, 12/10/2049	1,635,000	1,589,176
"AJ", Series 2007-C1, 5.677%, 12/10/2049	4,060,000	3,146,174
GMAC Mortgage Corp. Loan Trust:
"4A1", Series 2005-AR6, 5.462%*, 11/19/2035	2,742,878	2,408,144
"A1", Series 2006-J1, 5.75%, 4/25/2036	5,298,890	5,193,777
Greenwich Capital Commercial Funding Corp.:
"AM", Series 2007-GG9, 5.475%, 3/10/2039	1,300,000	1,128,063
"AJ", Series 2007-GG9, 5.505%, 3/10/2039	302,000	232,181
"A4", Series 2007-GG11, 5.736%, 12/10/2049	1,925,000	1,776,951
GS Mortgage Securities Corp. II:
"A2", Series 2006-GG8, 5.479%, 11/10/2039	3,440,000	3,399,587
"A2", Series 2007-GG10, 5.778%, 8/10/2045	5,080,000	4,984,107
"A4", Series 2007-GG10, 5.799%*, 8/10/2045	1,625,000	1,518,423
"AM", Series 2007-GG10, 5.799%*, 8/10/2045	1,625,000	1,445,267
"C", Series 1998-C1, 6.91%, 10/18/2030	100,027	99,810
GSR Mortgage Loan Trust:
"2A4", Series 2006-AR1, 5.179%*, 1/25/2036	5,145,000	4,421,845
"2A1", Series 2007-AR1, 6.0%*, 3/25/2047	5,821,426	4,780,306
IndyMac Inda Mortgage Loan Trust, "1A1", Series 2007-AR3, 5.958%*, 7/25/2037	4,874,001	4,127,931
IndyMac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.768%*, 1/25/2037	1,324,200	1,153,889
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2006-LDP6, 5.475%, 4/15/2043	1,465,000	1,374,882
"ASB", Series 2007-CB19, 5.73%*, 2/12/2049	3,090,000	2,959,099
"A4", Series 2007-LD11, 5.819%*, 6/15/2049	3,410,000	3,187,453
"F", Series 2007-LD11, 5.819%*, 6/15/2049	1,660,000	1,005,273
"H", Series 2007-LD11, 144A, 5.819%*, 6/15/2049	2,910,000	1,232,859
"J", Series 2007-LD11, 144A, 5.819%*, 6/15/2049	1,000,000	391,933
"K", Series 2007-LD11, 144A, 5.819%*, 6/15/2049	2,380,000	786,777
"ASB", Series 2007-LD12, 5.833%, 2/15/2051	3,700,000	3,548,266
"A4", Series 2007-LD12, 5.882%, 2/15/2051	1,600,000	1,492,076
"AM", Series 2007-LD12, 6.062%*, 2/15/2051	2,225,000	2,006,113
JPMorgan Mortgage Trust:
"6A1", Series 2007-A1, 4.776%*, 7/25/2035	4,733,350	4,232,743
"2A4", Series 2006-A2, 5.755%*, 4/25/2036	4,085,000	3,053,424
MASTR Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	5,302,640	4,764,093
"5A1", Series 2005-2, 6.5%, 12/25/2034	703,582	581,555
MASTR Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	2,466,471	2,166,642
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	465,000	423,070
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.829%*, 6/12/2050	1,810,000	1,734,197
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-5, 5.362%, 8/12/2048	3,075,000	2,870,378
Morgan Stanley Capital I:
"AM", Series 2007-HQ12, 5.632%*, 4/12/2049	1,625,000	1,424,568
"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	3,465,000	3,282,756
"AJ", Series 2007-IQ15, 5.881%*, 6/11/2049	2,675,000	2,105,484
Residential Accredit Loans, Inc., "CB", Series 2004-QS2, 5.75%, 2/25/2034	3,030,167	2,831,312
Sequoia Mortgage Trust, "2A1", Series 2007-1, 5.834%*, 2/20/2047	4,023,574	3,570,795
Structured Adjustable Rate Mortgage Loan Trust, "1A4", Series 2005-22, 5.25%*, 12/25/2035	3,410,000	2,318,891
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	780,353	662,812
Wachovia Bank Commercial Mortgage Trust:
"A2", Series 2007-C31, 5.421%, 4/15/2047	3,390,000	3,284,536
"ABP", Series 2007-C32, 5.741%*, 6/15/2049	2,245,000	2,145,732
Wachovia Mortgage Loan Trust LLC, "3A1", Series 2005-B, 5.155%*, 10/20/2035	4,820,785	4,418,198
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A1", Series 2006-AR18, 5.341%*, 1/25/2037	3,476,552	3,077,579
"4A1", Series 2007-HY3, 5.349%*, 3/25/2037	2,770,359	2,420,693
"1A1", Series 2007-HY4, 5.55%*, 4/25/2037	4,308,901	3,779,059
"1A1", Series 2006-AR16, 5.607%*, 12/25/2036	2,967,571	2,466,629
"3A3", Series 2007-HY3, 5.849%*, 3/25/2037	2,787,679	2,401,739
"2A3", Series 2006-AR6, 5.953%*, 8/25/2036	3,085,000	2,654,763
Wells Fargo Mortgage Backed Securities Trust:
"B1", Series 2005-AR12, 4.323%*, 7/25/2035	3,469,447	2,013,629
"2A5", Series 2006-AR2, 5.106%*, 3/25/2036	8,742,945	8,053,499
"A1", Series 2006-3, 5.5%, 3/25/2036	2,580,945	2,514,483
"2A5", Series 2006-AR1, 5.551%*, 3/25/2036	3,340,000	2,332,951
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $225,463,547)		199,908,744

Collateralized Mortgage Obligations 5.9%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	2,054,744	2,073,153
Federal Home Loan Mortgage Corp.:
"OG", Series 2889, 5.0%, 5/15/2033	7,102,000	6,849,000
"PE", Series 2898, 5.0%, 5/15/2033	3,440,000	3,321,577
"PG", Series 2734, 5.0%, 7/15/2032	6,738,000	6,528,934
"QE", Series 2991, 5.0%, 8/15/2034	5,609,000	5,393,988
"UE", Series 2911, 5.0%, 6/15/2033	3,585,000	3,458,403
"VA", Series 3451, 5.0%, 4/15/2019	2,649,082	2,616,464
Federal National Mortgage Association:
"PG", Series 2002-3, 5.5%, 2/25/2017	3,498,752	3,511,515
"ZQ", Series G92-9, 7.0%, 12/25/2021	262,999	264,655
Total Collateralized Mortgage Obligations (Cost $34,394,181)		34,017,689

Mortgage-Backed Securities Pass-Throughs 13.8%
Federal Home Loan Mortgage Corp., 7.0%, 1/1/2038	1,298,120	1,359,142
Federal National Mortgage Association:
4.5%, with various maturities from 11/1/2028 until 8/1/2033	5,692,914	5,239,705
5.0%, with various maturities from 8/1/2020 until 7/1/2037	26,902,293	25,865,265
5.5%, with various maturities from 12/1/2024 until 7/1/2037	30,713,531	30,196,441
6.0%, 9/1/2036	2,993,630	3,014,562
6.5%, with various maturities from 9/1/2016 until 4/1/2037	11,068,021	11,408,188
7.0%, 4/1/2038	1,920,340	2,010,731
8.0%, 9/1/2015	426,922	454,916
Total Mortgage-Backed Securities Pass-Throughs (Cost $80,123,835)		79,548,950

Government & Agency Obligations 13.0%
Sovereign Bonds 2.5%
Aries Vermogensverwaltung GmbH, Series B, REG S, 7.75%, 10/25/2009 EUR	250,000	400,230
Dominican Republic, Series REG S, 8.625%, 4/20/2027	110,000	102,025
Government of Ukraine, Series REG S, 6.75%, 11/14/2017	990,000	879,120
Indonesia Recapitalization Bond:
Series FR-16, 13.45%, 8/15/2011 IDR	1,420,000,000	164,821
Series FR-18, 13.175%, 7/15/2012 IDR	740,000,000	86,021
Mexican Bonds:
Series A, 6.05%, 1/11/2040	250,000	240,000
Series M-10, 7.25%, 12/15/2016 MXN	8,600,000	771,732
Nota do Tesouro Nacional, 10.0%, 1/1/2017 BRL	2,590,000	1,368,402
Republic of Argentina:
GDP Linked Note, 12/15/2035	1,540,000	135,096
3.0%*, 4/30/2013 (PIK)	280,000	134,400
Series X, 7.0%, 4/17/2017	710,000	477,258
Republic of Ecuador:
Series REG S, 9.375%, 12/15/2015	500,000	497,500
Series REG S, 10.0%, 8/15/2030	120,000	110,400
Republic of Egypt:
Series REG S, 8.75%, 7/18/2012 EGP	100,000	17,520
9.1%, 7/12/2010 EGP	1,350,000	252,058
9.1%, 9/20/2012 EGP	850,000	161,009
9.35%, 8/16/2010 EGP	300,000	58,375
Series 91, Treasury Bill, 9.46%**, 8/19/2008 EGP	400,000	74,985
Series 364, Treasury Bill, 11.31%**, 5/5/2009 EGP	1,100,000	190,792
Republic of El Salvador:
Series REG S, 7.65%, 6/15/2035	270,000	275,400
Series REG S, 8.25%, 4/10/2032	150,000	156,750
Republic of Gabon, Series REG S, 8.2%, 12/12/2017	500,000	508,750
Republic of Georgia, 7.5%, 4/15/2013	500,000	480,600
Republic of Ghana, Series REG S, 8.5%, 10/4/2017	230,000	230,575
Republic of Indonesia:
Series REG S, 8.5%, 10/12/2035	220,000	234,153
Series FR49, 9.0%, 9/15/2013 IDR	2,600,000,000	257,979
Series FR23, 11.0%, 12/15/2012 IDR	4,800,000,000	519,906
Republic of Pakistan, Series REG S, 6.875%, 6/1/2017	300,000	214,500
Republic of Panama:
6.7%, 1/26/2036	630,000	641,025
7.125%, 1/29/2026	330,000	351,450
7.25%, 3/15/2015	300,000	323,250
8.875%, 9/30/2027	100,000	125,250
Republic of Peru, 8.2%, 8/12/2026 PEN	1,960,000	716,854
Republic of Philippines:
7.75%, 1/14/2031	100,000	109,500
8.25%, 1/15/2014	355,000	389,612
9.0%, 2/15/2013	600,000	674,250
Republic of Serbia, Series REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	190,000	176,996
Republic of Turkey:
Series CPI, 10.0%, 2/15/2012 TRY	495,891	417,244
16.0%, 3/7/2012 TRY	670,000	547,880
Republic of Uruguay:
7.875%, 1/15/2033 (PIK)	160,000	162,800
8.0%, 11/18/2022	260,000	275,600
Republic of Venezuela:
Series REG S, 9.0%, 5/7/2023	150,000	127,500
10.75%, 9/19/2013	120,000	123,000
Russian Federation, Series REG S, 7.5%, 3/31/2030	50,000	56,250
State of Qatar, Series REG S, 9.75%, 6/15/2030	410,000	612,499
		14,831,317
US Government Sponsored Agencies 1.2%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031	2,900,000	3,494,616
Federal National Mortgage Association, 6.625%, 11/15/2030	2,990,000	3,552,545
		7,047,161
US Treasury Obligations 9.3%
US Treasury Bonds:
4.75%, 2/15/2037	1,900,000	1,939,782
5.0%, 5/15/2037	1,626,000	1,727,498
6.0%, 2/15/2026 (b)	6,714,000	7,822,334
6.875%, 8/15/2025	1,005,000	1,275,643
8.125%, 8/15/2019	1,140,000	1,522,701
US Treasury Inflation-Indexed Notes, 2.0%, 1/15/2014	18,050,340	18,773,762
US Treasury Notes:
3.5%, 2/15/2018	1,560,000	1,503,085
3.875%, 5/15/2018 (b)	10,769,000	10,676,451
4.0%, 2/15/2015 (b)	7,070,000	7,298,121
4.5%, 4/30/2012	580,000	610,314
4.875%, 5/31/2011 (c)	400,000	422,344
		53,572,035
Total Government & Agency Obligations (Cost $74,840,100)		75,450,513

Sovereign Loans 0.1%
CFSB (Exim Ukraine), 7.65%, 9/7/2011	120,000	113,160
Gazprombank, 7.25%, 2/22/2010 RUB	2,400,000	101,896
RSHB Capital SA, (Russian Agricultural Bank), Series REG S, 7.75%, 5/29/2018	255,000	247,353
Total Sovereign Loans (Cost $471,854)		462,409

Municipal Bonds and Notes 3.2%
California, Alameda Corridor Transportation Authority Revenue, Series C, 6.6%, 10/1/2029 (d)	1,540,000	1,503,486
Chicago, IL, Transit Authority Revenue, Transfer Tax Receipts, Series B, 6.3%, 12/1/2021	3,470,000	3,519,864
Detroit, MI, Capital Improvement, Series A-1, 4.96%, 4/1/2020 (d)	3,325,000	3,002,309
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	3,555,000	3,624,642
La Quinta, CA, Redevelopment Agency Tax Allocation, Redevelopment Project Area No. 1, 6.24%, 9/1/2023 (d)	915,000	918,834
Port Authority of New York & New Jersey, One Hundred Fiftieth Series:
4.5%, 9/15/2015	2,085,000	1,972,306
4.875%, 9/15/2017	315,000	295,861
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (d)	3,600,000	3,620,808
Total Municipal Bonds and Notes (Cost $18,498,877)		18,458,110

Preferred Securities 3.2%
Banco Mercantil del Norte SA, Series A, 144A, 6.135%, 10/13/2016	780,000	762,583
Bank of America Corp., Series M, 8.125%, 5/15/2018 (e)	320,000	297,667
Catlin Insurance Co., Ltd., 144A, 7.249%, 1/19/2017 (e)	654,000	389,724
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (e)	713,000	610,499
ComEd Financing III, 6.35%, 3/15/2033	753,000	589,803
Dresdner Funding Trust I, 144A, 8.151%, 6/30/2031	790,000	644,139
Goldman Sachs Capital II, 5.793%, 6/1/2012 (e)	1,900,000	1,257,506
JPMorgan Chase & Co., Series 1, 7.9%, 4/30/2018 (e)	2,450,000	2,266,299
Mangrove Bay Pass-Through Trust, 144A, 6.102%, 7/15/2033	680,000	377,074
Oil Insurance Ltd., 144A, 7.558%, 6/30/2011 (e)	1,425,000	1,209,925
PNC Financial Services Group, Inc., Series K, 8.25%, 5/21/2013 (e)	1,300,000	1,246,018
Royal Bank of Scotland Group PLC, Series U, 7.64%, 9/29/2017 (e)	2,100,000	1,754,172
Stoneheath Re, 6.868%, 10/15/2011 (e)	2,905,000	1,766,240
Wachovia Capital Trust III, 5.8%, 3/15/2042	3,649,000	2,061,685
Wells Fargo Capital XIII, 7.7%, 3/26/2013 (e)	1,195,000	1,132,237
XL Capital Ltd., Series E, 6.5%, 4/15/2017 (e)	331,000	215,150
ZFS Finance USA Trust V, 144A, 6.5%, 5/9/2037	2,000,000	1,713,886
Total Preferred Securities (Cost $23,796,031)		18,294,607
	Shares	Value ($)

Preferred Stocks 0.2%
Arch Capital Group Ltd., Series A, 8.0%	13,089	301,865
Delphi Financial Group, Inc., 7.376%	56,600	1,020,572
Ford Motor Credit Co., LLC, 7.375%	3,500	48,965
Total Preferred Stocks (Cost $1,822,567)		1,371,402

Securities Lending Collateral 3.9%
Daily Assets Fund Institutional, 2.69% (f) (g) (Cost $22,428,070)	22,428,070	22,428,070

Cash Equivalents 1.9%
Cash Management QP Trust, 2.42% (f) (Cost $10,837,846)	10,837,846	10,837,846
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $634,706,102)+	102.5	591,954,028
Other Assets and Liabilities, Net	(2.5)	(14,414,413)
Net Assets	100.0	577,539,615
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of July 31, 2008.
** Bond equivalent yield to maturity; not a coupon rate.
+ The cost for federal income tax purposes was $635,716,773. At July 31, 2008, net unrealized depreciation for all securities based on tax cost was $43,762,745. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,260,281 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $46,023,026.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2008 amounted to $21,845,772, which is 3.8% of net assets.
(c) At July 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.7
Financial Security Assurance, Inc.	0.6
MBIA Corp.	0.2
(e) Date shown is call date; not a maturity date for the perpetual preferred securities.
(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDP: Gross Domestic Product

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

At July 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
5 Year US Treasury Note	9/30/2008	315	34,655,467	35,070,820	415,353

At July 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	9/19/2008	144	16,109,604	16,535,250	(425,646)

As of July 31, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	728,606	RUB	17,339,000	8/8/2008	11,043
USD	1,444,379	CNY	9,829,000	9/23/2008	531
EUR	210,000	USD	328,408	10/16/2008	2,192
EUR	2,095,000	USD	3,275,568	10/16/2008	21,175
NZD	2,118,000	USD	1,579,962	10/16/2008	43,994
USD	491,541	MXN	5,128,000	10/16/2008	13,181
USD	970,988	NOK	5,027,000	10/16/2008	2,840
USD	327,440	TRY	413,000	10/16/2008	17,106
USD	891,480	RUB	20,975,000	11/10/2008	725
USD	292,984	UAH	1,520,000	1/23/2009	15,878
Total unrealized appreciation					128,665
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
BRL	397,000	USD	245,062	8/8/2008	(7,838)
GBP	780,000	USD	1,529,821	10/16/2008	(7,303)
MXN	2,591,000	USD	247,946	10/16/2008	(7,073)
TRY	484,000	USD	380,777	10/16/2008	(23,000)
USD	962,422	SEK	5,816,000	10/16/2008	(6,053)
USD	2,266,133	JPY	241,710,000	10/16/2008	(15,580)
ZAR	3,679,000	USD	476,456	10/16/2008	(15,057)
BRL	536,000	USD	323,379	11/10/2008	(10,033)
USD	210,466	PEN	590,000	11/10/2008	(822)
Total unrealized depreciation					(92,759)
Currency Abbreviations
BRL Brazilian Real
CNY Yuan Renminbi
EGP Egyptian Pound
EUR Euro Currency
GBP Pound Sterling
IDR Indonesian Rupia
JPY Japanese Yen
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
PEN Peruvian Nuevo Sol
RUB Russian Ruble
SEK Swedish Krona
TRY Turkish Lira
UAH Ukraine Hryvna
USD United States Dollar
ZAR South African Rand

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The following is a summary of the inputs used as of July 31, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value	Net Unrealized Depreciation on Other Financial Instruments++
Level 1 — Quoted Prices	$ 34,637,318	$ (10,293)
Level 2 — Other Significant Observable Inputs	551,937,123	35,906
Level 3 — Significant Unobservable Inputs	5,379,587	—
Total	$ 591,954,028	$ 25,613
++ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as future contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Fair Value Measurements

The following is a summary of the inputs used as of July 31, 2008 in valuing the Fund's assets carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and their aggregate levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Investments in Securities at Value
Balance as of February 1, 2008	$ 7,763,300
Total realized gains or losses	28,577
Change in unrealized appreciation (depreciation)	(940,164)
Net purchases (sales)	(1,472,639)
Amortization Premium/Discount	513
Net transfers in (out) of Level 3	—
Balance as of July 31, 2008	$ 5,379,587

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $601,440,186) including $21,845,772 of securities loaned	$ 558,688,112
Investment in Daily Assets Fund Institutional (cost $22,428,070)*	22,428,070
Investment in Cash Management QP Trust (cost $10,837,846)	10,837,846
Total investments, at value (cost $634,706,102)	591,954,028
Cash	20,000
Foreign currency, at value (cost $7,764)	7,702
Receivable for investments sold	17,543,114
Receivable for Fund shares sold	1,025,958
Dividends receivable	32,607
Interest receivable	5,278,933
Foreign taxes recoverable	11,145
Net receivable on closed forward currency exchange contracts	6,524
Receivable for variation margin on open futures contracts	56,461
Unrealized appreciation on forward foreign currency exchange contracts	128,665
Other assets	50,781
Total assets	616,115,918
Liabilities
Payable for investments purchased	15,009,774
Payable for Fund shares redeemed	349,537
Payable upon return of securities loaned	22,428,070
Unrealized depreciation on forward foreign currency exchange contracts	92,759
Accrued management fee	221,498
Other accrued expenses and liabilities	474,665
Total liabilities	38,576,303
Net assets, at value	$ 577,539,615
Net Assets Consist of
Undistributed net investment income	2,597,990
Net unrealized appreciation (depreciation) on: Investments	(42,752,074)
Futures	(10,293)
Foreign currency	46,544
Accumulated net realized gain (loss)	(70,889,798)
Paid-in capital	688,547,246
Net assets, at value	$ 577,539,615
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($171,918,101 ÷ 14,648,702 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.74
Maximum offering price per share (100 ÷ 95.50 of $11.74)	$ 12.29
Class B Net Asset Value offering and redemption price(a) per share ($4,547,582 ÷ 387,116 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.75
Class C Net Asset Value offering and redemption price(a) per share ($10,844,939 ÷ 923,916 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.74
Class S Net Asset Value offering and redemption price(a) per share ($375,713,038 ÷ 32,020,492 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.73

Institutional Class

Net Asset Value offering and redemption price(a) per share ($14,515,955 ÷ 1,239,618 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.71
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended July 31, 2008 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $7,883)	$ 18,251,013
Dividends	68,501
Interest — Cash Management QP Trust	152,823
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	172,414
Total Income	18,644,751
Expenses: Management fee	1,366,868
Administration fee	305,649
Distribution and service fees	306,541
Services to shareholders	483,027
Custodian fee	21,982
Professional fees	55,600
Trustees' fees and expenses	14,774
Reports to shareholders	51,195
Registration fees	29,882
Other	31,609
Total expenses before expense reductions	2,667,127
Expense reductions	(49,805)
Total expenses after expense reductions	2,617,322
Net investment income	16,027,429
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(4,926,381)
Futures	87,656
Foreign currency	(162,024)
(5,000,749)
Change in net unrealized appreciation (depreciation) on: Investments	(39,474,372)
Futures	(10,293)
Foreign currency	(22,071)
(39,506,736)
Net gain (loss)	(44,507,485)
Net increase (decrease) in net assets resulting from operations	$ (28,480,056)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended July 31, 2008 (Unaudited)	Year Ended January 31, 2008
Operations: Net investment income	$ 16,027,429	$ 31,875,870
Net realized gain (loss)	(5,000,749)	(691,932)
Change in net unrealized appreciation (depreciation)	(39,506,736)	1,435,394
Net increase (decrease) in net assets resulting from operations	(28,480,056)	32,619,332
Distributions to shareholders from: Net investment income: Class A	(4,487,888)	(9,413,082)
Class B	(116,071)	(333,582)
Class C	(240,813)	(488,525)
Class S	(10,234,704)	(21,034,744)
Institutional Class	(452,540)	(1,071,474)
Total Distributions	(15,532,016)	(32,341,407)
Fund share transactions: Proceeds from shares sold	30,196,563	105,815,859
Reinvestment of distributions	12,474,195	25,867,635
Cost of shares redeemed	(71,201,416)	(161,851,637)
Redemption fees	1,169	13,494
Net increase (decrease) in net assets from Fund share transactions	(28,529,489)	(30,154,649)
Increase (decrease) in net assets	(72,541,561)	(29,876,724)
Net assets at beginning of period	650,081,176	679,957,900
Net assets at end of period (including undistributed net investment income of $2,597,990 and $2,102,577, respectively)	$ 577,539,615	$ 650,081,176

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended January 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.61	$ 12.60	$ 12.68	$ 13.04	$ 12.97	$ 12.76
Income (loss) from investment operations: Net investment income[b]	.31	.58	.56	.49	.50	.44
Net realized and unrealized gain (loss)	(.88)	.02	(.04)	(.26)	.12	.26
Total from investment operations	(.57)	.60	.52	.23	.62	.70
Less distributions from: Net investment income	(.30)	(.59)	(.60)	(.59)	(.55)	(.49)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.74	$ 12.61	$ 12.60	$ 12.68	$ 13.04	$ 12.97
Total Return (%)[c]	(4.57)d**	4.87	4.20	1.78	4.90	5.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	172	193	212	240	263	283
Ratio of expenses before expense reductions (%)	1.03*	1.02	1.06	1.02	1.01	1.07
Ratio of expenses after expense reductions (%)	1.01*	1.02	1.06	1.02	1.01	1.07
Ratio of net investment income (%)	5.09*	4.58	4.44	3.82	3.87	3.47
Portfolio turnover rate (%)	93**	140[e]	150[e]	184[e]	156[e]	210[e]
[a] For the six months ended July 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The Portfolio turnover rate including mortgage dollar roll transactions was 150%, 151%, 196%, 190% and 248% for the years ended January 31, 2008, 2007, 2006, 2005 and 2004, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended January 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.62	$ 12.61	$ 12.68	$ 13.04	$ 12.97	$ 12.76
Income (loss) from investment operations: Net investment income[b]	.26	.48	.46	.38	.39	.35
Net realized and unrealized gain (loss)	(.88)	.02	(.04)	(.27)	.12	.25
Total from investment operations	(.62)	.50	.42	.11	.51	.60
Less distributions from: Net investment income	(.25)	(.49)	(.49)	(.47)	(.44)	(.39)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.75	$ 12.62	$ 12.61	$ 12.68	$ 13.04	$ 12.97
Total Return (%)[c]	(4.94)d**	4.02[d]	3.38[d]	.88[d]	3.95[d]	4.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	7	12	17	29	47
Ratio of expenses before expense reductions (%)	1.94*	1.88	2.09	2.02	1.93	1.83
Ratio of expenses after expense reductions (%)	1.76*	1.79	1.86	1.90	1.88	1.83
Ratio of net investment income (%)	4.34*	3.80	3.64	2.94	3.00	2.71
Portfolio turnover rate (%)	93**	140[e]	150[e]	184[e]	156[e]	210[e]
[a] For the six months ended July 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The Portfolio turnover rate including mortgage dollar roll transactions was 150%, 151%, 196%, 190% and 248% for the years ended January 31, 2008, 2007, 2006, 2005 and 2004, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended January 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.61	$ 12.60	$ 12.67	$ 13.03	$ 12.97	$ 12.76
Income (loss) from investment operations: Net investment income[b]	.26	.48	.46	.38	.39	.36
Net realized and unrealized gain (loss)	(.88)	.02	(.04)	(.27)	.12	.25
Total from investment operations	(.62)	.50	.42	.11	.51	.61
Less distributions from: Net investment income	(.25)	(.49)	(.49)	(.47)	(.45)	(.40)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.74	$ 12.61	$ 12.60	$ 12.67	$ 13.03	$ 12.97
Total Return (%)[c]	(4.94)d**	4.04[d]	3.39[d]	.89	4.01[d]	4.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	13	13	15	16	19
Ratio of expenses before expense reductions (%)	1.81*	1.81	1.89	1.89	1.88	1.73
Ratio of expenses after expense reductions (%)	1.76*	1.79	1.86	1.89	1.86	1.73
Ratio of net investment income (%)	4.34*	3.81	3.64	2.95	3.02	2.81
Portfolio turnover rate (%)	93**	140[e]	150[e]	184[e]	156[e]	210[e]
[a] For the six months ended July 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The Portfolio turnover rate including mortgage dollar roll transactions was 150%, 151%, 196%, 190% and 248% for the years ended January 31, 2008, 2007, 2006, 2005 and 2004, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended January 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.61	$ 12.60	$ 12.68	$ 13.04	$ 12.97	$ 12.76
Income (loss) from investment operations: Net investment income[b]	.32	.61	.59	.52	.52	.47
Net realized and unrealized gain (loss)	(.88)	.02	(.04)	(.27)	.12	.26
Total from investment operations	(.56)	.63	.55	.25	.64	.73
Less distributions from: Net investment income	(.32)	(.62)	(.63)	(.61)	(.57)	(.52)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.73	$ 12.61	$ 12.60	$ 12.68	$ 13.04	$ 12.97
Total Return (%)	(4.53)c**	5.12[c]	4.45[c]	1.98	5.10[c]	5.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	376	417	442	352	374	408
Ratio of expenses before expense reductions (%)	.77*	.79	.85	.81	.85	.83
Ratio of expenses after expense reductions (%)	.76*	.77	.82	.81	.84	.83
Ratio of net investment income (%)	5.34*	4.83	4.68	4.03	4.04	3.71
Portfolio turnover rate (%)	93**	140[d]	150[d]	184[d]	156[d]	210[d]
[a] For the six months ended July 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] The Portfolio turnover rate including mortgage dollar roll transactions was 150%, 151%, 196%, 190% and 248% for the years ended January 31, 2008, 2007, 2006, 2005 and 2004, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended January 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.58	$ 12.57	$ 12.66	$ 13.01	$ 12.97	$ 12.76
Income (loss) from investment operations: Net investment income[b]	.33	.62	.59	.53	.54	.50
Net realized and unrealized gain (loss)	(.88)	.02	(.04)	(.25)	.11	.25
Total from investment operations	(.55)	.64	.55	.28	.65	.75
Less distributions from: Net investment income	(.32)	(.63)	(.64)	(.63)	(.61)	(.54)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.71	$ 12.58	$ 12.57	$ 12.66	$ 13.01	$ 12.97
Total Return (%)	(4.41)**	5.21	4.46	2.13	5.22	6.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	21.3		.4	9.6
Ratio of expenses (%)	.63*	.63	.76	.68	.66	.62
Ratio of net investment income (%)	5.47*	4.96	4.74	4.16	4.22	3.92
Portfolio turnover rate (%)	93**	140[c]	150[c]	184[c]	156[c]	210[c]
[a] For the six months ended July 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The Portfolio turnover rate including mortgage dollar roll transactions was 150%, 151%, 196%, 190% and 248% for the years ended January 31, 2008, 2007, 2006, 2005 and 2004, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Core Plus Income Fund (the "Fund") is a diversified series of DWS Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). A futures contract may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The Fund may use futures contracts in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also enter into forward foreign currency exchange contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At January 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $63,714,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2009 ($45,354,000), January 31, 2011 ($5,515,000), January 31, 2014 ($752,000), January 31, 2015 ($10,823,000) and January 31, 2016 ($1,270,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended July 31, 2008 purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $160,756,300 and $173,574,809, respectively. Purchases and sales of US Treasury obligations aggregated $397,009,727 and $410,846,190, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, serves as subadvisor to the Fund. AAMI is paid for its services by the Advisor from its fee as investment advisor to the Fund.

Pursuant to an investment sub-subadvisory agreement between AAMI and Aberdeen Asset Management Investment Services Limited ("AAMISL"), AAMISL acts as a sub-subadvisor for the Fund. AAMISL is paid for its sub-subadvisory services by AAMI.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the six months ended July 31, 2008 the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.45% of the Fund's average daily net assets.

For the period from February 1, 2008 through April 30, 2009 (through September 30, 2008 for Institutional Class shares), the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.01%
Class B	1.76%
Class C	1.76%
Class S	.76%
Institutional Class	.76%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended July 31, 2008 the Advisor received an Administration Fee of $305,649, of which $49,746 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended July 31, 2008 the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2008
Class A	$ 129,108	$ 15,426	$ 65,038
Class B	8,440	5,065	2,654
Class C	9,595	3,127	4,326
Class S	225,513	21,066	119,606
Institutional Class	276	—	56
	$ 372,932	$ 44,684	$ 191,680

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended July 31, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2008
Class B	$ 21,437	$ 3,029
Class C	43,443	6,996
	$ 64,880	$ 10,025

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended July 31, 2008 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2008	Annualized Effective Rate
Class A	$ 220,396	$ 51,605.24%
Class B	6,901	1,987.24%
Class C	14,364	4,416.25%
	$ 241,661	$ 58,008

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended July 31, 2008 aggregated $2,388.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended July 31, 2008 the CDSC for Class B and C shares aggregated $755 and $8,789, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended July 31, 2008 DIDI received $0 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended July 31, 2008 the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,789, of which $2,186 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended July 31, 2008, the Fund paid its allocated portion of the retirement benefit of $3,367 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended July 31, 2008 the Fund's custodian fee was reduced by $932 and $822, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended July 31, 2008		Year Ended January 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	626,933	$ 7,672,005	1,593,786	$ 20,051,917
Class B	19,126	234,641	88,909	1,121,410
Class C	63,790	777,096	183,476	2,304,473
Class S	1,594,018	19,446,064	4,196,726	52,880,658
Institutional Class	172,794	2,066,757	2,335,708	29,457,401
		$ 30,196,563		$ 105,815,859
Shares issued to shareholders in reinvestment of distributions
Class A	292,102	$ 3,537,749	585,581	$ 7,347,505
Class B	8,346	101,324	23,442	294,516
Class C	15,545	188,296	29,999	376,419
Class S	676,794	8,194,286	1,337,736	16,777,721
Institutional Class	37,389	452,540	85,730	1,071,474
		$ 12,474,195		$ 25,867,635
Shares redeemed
Class A	(1,572,426)	$ (19,163,533)	(3,717,290)	$ (46,748,942)
Class B	(197,665)	(2,414,698)	(530,201)	(6,684,539)
Class C	(150,186)	(1,832,971)	(239,262)	(3,008,473)
Class S	(3,310,965)	(40,300,832)	(7,581,299)	(95,376,020)
Institutional Class	(619,085)	(7,489,382)	(800,048)	(10,033,663)
		$ (71,201,416)		$ (161,851,637)
Redemption fees		$ 1,169		$ 13,494
Net increase (decrease)
Class A	(653,391)	$ (7,953,779)	(1,537,923)	$ (19,349,151)
Class B	(170,193)	(2,078,733)	(417,850)	(5,268,374)
Class C	(70,851)	(866,619)	(25,787)	(327,581)
Class S	(1,040,153)	(12,660,274)	(2,046,837)	(25,704,755)
Institutional Class	(408,902)	(4,970,084)	1,621,390	20,495,212
		$ (28,529,489)		$ (30,154,649)

G. Subsequent Event

The Fund's board has approved the termination of AAMI as the Fund's subadvisor, and AAMISL as the Fund's sub-subadvisor. Effective December 1, 2008, DIMA will assume all day-to-day advisory responsibilities for the Fund that were previously delegated to AAMI and AAMISL.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	23337F 102	23337F 201	23337F 300	23337F 508	23337F 607
Fund Number	463	663	763	2063	1463

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)       The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	September 29, 2008